UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 16, 2016, Chevron Corporation (the “Corporation”) issued $850,000,000 aggregate principal amount of Floating Rate Notes Due 2018 (the “2018 Floating Rate Notes”), $1,350,000,000 aggregate principal amount of 1.561% Notes Due 2019 (the “2019 Fixed Rate Notes”), $250,000,000 aggregate principal amount of Floating Rate Notes Due 2021 (the “2021 Floating Rate Notes”), $1,350,000,000 aggregate principal amount of 2.100% Notes Due 2021 (the “2021 Fixed Rate Notes”), $750,000,000 aggregate principal amount of 2.566% Notes Due 2023 (the “2023 Fixed Rate Notes”) and $2,250,000,000 aggregate principal amount of 2.954% Notes Due 2026 (the “2026 Fixed Rate Notes” and, together with the 2018 Floating Rate Notes, the 2019 Fixed Rate Notes, the 2021 Floating Rate Notes, the 2021 Fixed Rate Notes and the 2023 Fixed Rate Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of June 15, 1995, as supplemented by the Eighth Supplemental Indenture dated as of May 16, 2016 (the “Eighth Supplemental Indenture”), each being between the Corporation and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

On May 9, 2016, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Corporation agreed to issue and sell the Notes to the Underwriters. The provisions of the Underwriting Agreement are incorporated herein by reference.

The 2018 Floating Rate Notes will mature on May 16, 2018, the 2019 Fixed Rate Notes will mature on May 16, 2019, the 2021 Floating Rate Notes and the 2021 Fixed Rate Notes will mature on May 16, 2021, the 2023 Fixed Rate Notes will mature on May 16, 2023 and the 2026 Fixed Rate Notes shall mature on May 16, 2026.

The Corporation will pay interest on (i) the 2018 Floating Rate Notes on February 16, May 16, August 16 and November 16 of each year, commencing August 16, 2016, (ii) the 2019 Fixed Rate Notes on May 16 and November 16 of each year, commencing November 16, 2016, (iii) the 2021 Floating Rate Notes on February 16, May 16, August 16 and November 16 of each year, commencing August 16, 2016, (iv) the 2021 Fixed Rate Notes on May 16 and November 16 of each year, commencing November 16, 2016, (v) the 2023 Fixed Rate Notes on May 16 and November 16 of each year, commencing November 16, 2016 and (vi) the 2026 Fixed Rate Notes on May 16 and November 16 of each year, commencing November 16, 2016. The 2018 Floating Rate Notes will bear interest at a floating rate equal to three-month London Interbank Offered Rate (“LIBOR”) plus 0.500% and the 2021 Floating Rate Notes will bear interest at a floating rate equal to LIBOR plus 0.950%. The Corporation will have the right to redeem the fixed rate notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission on May 9, 2016 (Registration No. 333-206095) (the “Final Prospectus Supplement”). The Corporation will not have the right to redeem the floating rate notes prior to maturity.

The Corporation has filed with the Securities and Exchange Commission a Prospectus dated August 5, 2015 (Registration No. 333-206095), a Preliminary Prospectus Supplement dated May 9, 2016, a Free Writing Prospectus dated May 9, 2016 and the Final Prospectus Supplement dated May 9, 2016 in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement and the Eighth Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, and the form of the 2018 Floating Rate Notes, the form of 2019 Fixed Rate Notes, the form of the 2021 Floating Rate Notes, the form of 2021 Fixed Rate Notes, the form of 2023 Fixed Rate Notes and the form of 2026 Fixed Rate Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1, and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

1.1	Underwriting Agreement, dated May 9, 2016, among the Corporation and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as the representatives of the several underwriters named therein.

4.1	Eighth Supplemental Indenture, dated as of May 16, 2016, between Chevron Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	Forms of Floating Rate Notes Due 2018, 1.561% Notes Due 2019, Floating Rate Notes Due 2021, 2.100% Notes Due 2021, 2.566% Notes Due 2023 and 2.954% Notes Due 2026 (contained in Exhibit 4.1 hereto).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2016

CHEVRON CORPORATION

By	/s/ Christopher A. Butner
Name:	Christopher A. Butner
Title:	Assistant Secretary